                                                                   EXHIBIT 10.31

                          FIRST AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT
                         -----------------------------


     This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of November 23, 1999, is among CELLSTAR CORPORATION, a
----------
Delaware corporation (the "Borrower"), each of the banks or other lending
                           --------
institutions which is or may from time to time become a signatory to the Agreement (hereinafter defined) or any successor or permitted assignee thereof (each a "Bank" and collectively, the "Banks"), THE FIRST NATIONAL BANK OF
         ----                         -----
CHICAGO, as syndication agent (the "Syndication Agent"), NATIONAL CITY BANK, as
                                    -----------------
documentation agent (the "Documentation Agent"), CHASE BANK OF TEXAS, NATIONAL
                          -------------------
ASSOCIATION (formerly known as Texas Commerce Bank National Association), a national banking association ("CBT"), as agent for itself and the other Banks,
                               ---
as issuer of Letters of Credit under the Agreement, and as the swing line lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and THE CHASE MANHATTAN BANK, as alternate currency
---------------------
agent (in such capacity, together with its successors in such capacity, the "Alternate Currency Agent").
-------------------------

                                   RECITALS:

     A. The Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Alternate Currency Agent have entered into that certain Amended and Restated Credit Agreement dated as of August 2, 1999 (the "Agreement").
           ---------

     B. The Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Alternate Currency Agent now desire to amend the Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                                  Definitions
                                  -----------

     1.1  Definitions.   Capitalized terms used in this Amendment, to the extent
          -----------
not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.
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                                   ARTICLE II
                                   ----------

                                   Amendments
                                   ----------

     2.1  Amendment to Section 10.5(i)(F).  Effective as of the date hereof, the
          -------------------------------
dollar amount "$20,000,000" appearing in Section 10.5(i)(F) of the Agreement is hereby amended to read "$15,000,000".

     2.2  Amendment to Section 10.5(i)(H).  Effective as of the date hereof, the
          -------------------------------
dollar amount "$80,000,000" appearing in Section 10.5(i)(H) of the Agreement is hereby amended to read "$100,000,000".

                                  ARTICLE III
                                  -----------

                              Conditions Precedent
                              --------------------

     3.1  Conditions.  The effectiveness of this Amendment is subject to the
          ----------
satisfaction of the following conditions precedent:

          (a)  Representations and Warranties.  The representations and
               ------------------------------
     warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

          (b)  No Default.  No Default shall have occurred and be continuing.
               ----------

          (c)  Corporate Matters.  All corporate proceedings taken in connection
               -----------------
     with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel, Winstead Sechrest & Minick P.C.

          (d)  Additional Documentation. The Administrative Agent shall have
               ------------------------
     received such additional approvals, opinions, or documents as the Administrative Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

                                   ARTICLE IV
                                   ----------

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     4.1  Ratifications.  The terms and provisions set forth in this Amendment
          -------------
shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

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     4.2  Representations and Warranties.  Borrower hereby represents and
          ------------------------------
warrants to the Administrative Agent and the Banks that (1) the execution, delivery, and performance by the Borrower and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under
(i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (2) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (3) no Default has occurred and is continuing.

                                   ARTICLE V
                                   ---------

                                 Miscellaneous
                                 -------------

     5.1  Survival of Representations and Warranties.  All representations and
          ------------------------------------------
warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Bank or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Bank to rely upon them.

     5.2  Reference to Agreement.  Each of the Loan Documents, including the
          ----------------------
Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     5.3  Expenses of the Administrative Agent.  Borrower agrees to pay on
          ------------------------------------
demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Administrative Agent's legal counsel, and all costs and expenses incurred by the Administrative Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Administrative Agent's legal counsel.

     5.4  Severability.  Any provision of this Amendment held by a court of
          ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.5  APPLICABLE LAW.  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN
          --------------
THE OTHER LOAN DOCUMENTS, THIS AMENDMENT AND ALL OTHER

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LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN
DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     5.6  Successors and Assigns.  This Amendment is binding upon and shall
          ----------------------
inure to the benefit of the Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Alternate Currency Agent and their respective successors and assigns, except the Borrower shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.

     5.7  Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     5.8  Headings.  The headings, captions, and arrangements used in this
          --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.9  Release of Claims.  The Borrower and the Guarantors each hereby
          -----------------
acknowledge and agree that none of them has any and there are no claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, Borrower and the Guarantors each hereby waives, and hereby release the Administrative Agent, the Alternate Currency Agent, the Syndication Agent, the Documentation Agent and each of the Banks from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     5.10 ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS
          ----------------
AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Executed as of the date first written above.

                                   BORROWER:
                                   --------

                                   CELLSTAR CORPORATION


                                   By: \s\ Elaine Flud Rodriguez
                                       -------------------------------------
                                       Name:  Elaine Flud Rodriguez
                                       Title: Vice President



                                   AGENTS AND BANKS:
                                   ----------------

                                   CHASE BANK OF TEXAS,
                                   NATIONAL ASSOCIATION (formerly known as
                                   Texas Commerce Bank National Association), as Administrative Agent and as a Bank


                                   By: \s\ Allen K. King
                                       -------------------------------------
                                       Name:  Allen K. King
                                       Title: Vice President



                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Syndication Agent and as a Bank


                                   By: \s\ Timothy A. Smith
                                       -------------------------------------
                                       Name:  Timothy A. Smith
                                       Title: Vice President



                                   NATIONAL CITY BANK,
                                   as Documentation Agent and as a Bank


                                   By: \s\ Tom Gurbach
                                       -------------------------------------
                                       Name:  Tom Gurbach
                                       Title: Vice President

                                   THE CHASE MANHATTAN BANK,
                                   as Alternate Currency Agent and as a Bank


                                   By: \s\ John F. Gehebe
                                       -------------------------------------
                                       Name:  John F. Gehebe
                                       Title: Vice President



                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By: \s\ Robert Ivosevich
                                       -------------------------------------
                                       Name:  Robert Ivosevich
                                       Title: Senior Vice President



                                   WELLS FARGO BANK (TEXAS),
                                   NATIONAL ASSOCIATION


                                   By: \s\ Craig T. Scheef
                                       -------------------------------------
                                       Name:  Craig T. Scheef
                                       Title: Vice President


     Each of the undersigned Guarantors hereby (a) consents and agrees to this Amendment, and (b) agrees that its Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.


                                   NATIONAL AUTO CENTER, INC.


                                   By: \s\ Elaine Flud Rodriguez
                                       -------------------------------------
                                       Name:  Elaine Flud Rodriguez
                                       Title: Vice President

                                   CELLSTAR, LTD.

                                   By:  National Auto Center, Inc.,
                                        General Partner


                                        By: \s\ Elaine Flud Rodriguez
                                            --------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Vice President


                                   CELLSTAR FULFILLMENT, LTD.

                                   By:  CellStar Fulfillment, Inc.,
                                        General Partner


                                        By: \s\ Elaine Flud Rodriguez
                                            --------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Vice President


                                   CELLSTAR WEST, INC.


                                   By: \s\ Elaine Flud Rodriguez
                                       -------------------------------------
                                       Name:  Elaine Flud Rodriguez
                                       Title: Vice President



                                   ACC-CELLSTAR, INC.


                                   By: \s\ Elaine Flud Rodriguez
                                       -------------------------------------
                                       Name:  Elaine Flud Rodriguez
                                       Title: Vice President

                                   CELLSTAR FINANCO, INC.


                                   By: \s\ Elaine Flud Rodriguez
                                       -------------------------------------
                                       Name:  Elaine Flud Rodriguez
                                       Title: Vice President


                                   CELLSTAR FULFILLMENT, INC.


                                   By: \s\ Elaine Flud Rodriguez
                                       -------------------------------------
                                       Name:  Elaine Flud Rodriguez
                                       Title: Vice President


                                   NAC HOLDINGS, INC.


                                   By: \s\ Elaine Flud Rodriguez
                                       -------------------------------------
                                       Name:  Elaine Flud Rodriguez
                                       Title: President



                                   CELLSTAR INTERNATIONAL CORPORATION/
                                   ASIA


                                   By:\s\ Elaine Flud Rodriguez
                                      --------------------------------------
                                      Name:   Elaine Flud Rodriguez
                                      Title:  Vice President

                                   AUDIOMEX EXPORT CORP.


                                   By:\s\ Elaine Flud Rodriguez
                                      --------------------------------------
                                      Name:   Elaine Flud Rodriguez
                                      Title:  Vice President

                                   CELLSTAR INTERNATIONAL
                                   CORPORATION/SA


                                   By:\s\ Elaine Flud Rodriguez
                                      --------------------------------------
                                      Name:  Elaine Flud Rodriguez
                                      Title: Vice President


                                   CELLSTAR AIR SERVICES, INC.


                                   By:\s\ Elaine Flud Rodriguez
                                      --------------------------------------
                                      Name:  Elaine Flud Rodriguez
                                      Title: Vice President


                                   A & S AIR SERVICE, INC.


                                   By:\s\ Elaine Flud Rodriguez
                                      --------------------------------------
                                      Name:  Elaine Flud Rodriguez
                                      Title: Vice President


                                   CELLSTAR TELECOM, INC.


                                   By:\s\ Elaine Flud Rodriguez
                                      --------------------------------------
                                      Name:  Elaine Flud Rodriguez
                                      Title: Vice President

                                   FLORIDA PROPERTIES, INC.


                                   By:\s\ Elaine Flud Rodriguez
                                      --------------------------------------
                                      Name:  Elaine Flud Rodriguez
                                      Title: Vice President



                                   CELLSTAR GLOBAL SATELLITE
                                   SERVICE, LTD.

                                   By: National Auto Center, Inc.,
                                       General Partner



                                       By:\s\ Elaine Flud Rodriguez
                                          ----------------------------------
                                          Name:  Elaine Flud Rodriguez
                                          Title: Vice President